(h)(4)(iii)

FORM OF

September 28, 2011

Attention: President

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Dear Sir or Madam:

Pursuant to the Transfer Agency Services Agreement dated February 25, 2009, between the Funds (as defined in the Agreement) and BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc. (the “Agreement”), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Mid Cap Value Fund, a newly established series of ING Equity Trust, effective on September 30, 2011, upon all of the terms and conditions set forth in the Agreement, and ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2050 Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio (each a “Fund”, collectively, the “Funds”), each a newly established series of ING Partners, Inc., effective on September 28, 2011, upon all of the terms and conditions set forth in the Agreement.  Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the Amended Exhibit A of the Agreement.  This Amended Exhibit A supersedes the previous Amended Exhibit A dated February 1, 2011.

The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio, ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio, ING Columbia Small Cap Value Portfolio to ING Columbia Small Cap Value II Portfolio, ING Van Kampen Comstock Portfolio to ING Invesco Van Kampen Comstock Portfolio, ING Van Kampen Equity and Income Portfolio to ING Invesco Van Kampen Equity and Income Portfolio, and ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio, and 2) the removal of ING Classic Money Market Fund, and ING PIMCO Global Advantage Bond Portfolio because each series recently liquidated or dissolved.

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7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Equity Trust ING Partners, Inc.

Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

Very sincerely,

Todd Modic
Senior Vice President
ING Equity Trust
ING Partners, Inc.

ACCEPTED AND AGREED TO:
BNY Mellon Investment Servicing (US) Inc.

By:
Name:
Title:	, Duly Authorized

AMENDED EXHIBIT A

(Dated: September 28, 2011)

THIS EXHIBIT A is Exhibit A to that certain Transfer Agency Services Agreement dated as of February 25, 2009, between BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc. and the Fund (the “Agreement”).  For all purposes under the Agreement, the terms Fund and Portfolio shall refer to the following, respectively:

ING Equity Trust
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Mid Cap Value Fund
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING Value Choice Fund
ING Funds Trust
ING Floating Rate Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING Investors Trust
ING American Funds Asset Allocation Portfolio
ING American Funds Bond Portfolio
ING American Funds Global Growth and Income Portfolio
ING American Funds Growth Portfolio
ING American Funds International Growth and Income Portfolio
ING American Funds International Portfolio
ING American Funds World Allocation Portfolio
ING Artio Foreign Portfolio
ING BlackRock Health Sciences Opportunities Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Core Growth and Income Portfolio
ING DFA Global Allocation Portfolio
ING DFA World Equity Portfolio
ING FMRSM Diversified Mid Cap Portfolio
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio
ING Franklin Templeton Founding Strategy Portfolio
ING Global Resources Portfolio
ING Goldman Sachs Commodity Strategy Portfolio
ING Invesco Van Kampen Growth and Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING JPMorgan Small Cap Core Equity Portfolio
ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Marsico Growth Portfolio
ING MFS Total Return Portfolio
ING MFS Utilities Portfolio
ING Morgan Stanley Global Franchise Portfolio
ING Oppenheimer Active Allocation Portfolio
ING PIMCO High Yield Portfolio
ING PIMCO Total Return Bond Portfolio
ING Pioneer Fund Portfolio
ING Pioneer Mid Cap Value Portfolio
ING Retirement Conservative Portfolio
ING Retirement Growth Portfolio
ING Retirement Moderate Growth Portfolio
ING Retirement Moderate Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio
ING T. Rowe Price International Stock Portfolio
ING Templeton Global Growth Portfolio
ING U.S. Stock Index Portfolio
ING Mayflower Trust
ING International Value Fund
ING Mutual Funds
ING Diversified International Fund
ING Emerging Countries Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Core Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING Russia Fund
ING Partners, Inc.
ING American Century Small-Mid Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis New York Venture Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Mid Cap Portfolio

ING Global Bond Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio
ING Index Solution Income Portfolio
ING Invesco Van Kampen Comstock Portfolio
ING Invesco Van Kampen Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Oppenheimer Global Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio
ING Solution Aggressive Growth Portfolio
ING Solution Conservative Portfolio
ING Solution Growth Portfolio
ING Solution Income Portfolio
ING Solution Moderate Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio
ING Thornburg Value Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Prime Rate Trust
ING Senior Income Fund
ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund
ING Variable Insurance Trust
ING GET U.S. Core Portfolio — Series 5
ING GET U.S. Core Portfolio — Series 6
ING GET U.S. Core Portfolio — Series 7
ING GET U.S. Core Portfolio — Series 8
ING GET U.S. Core Portfolio — Series 9
ING GET U.S. Core Portfolio — Series 10
ING GET U.S. Core Portfolio — Series 11
ING GET U.S. Core Portfolio — Series 12

ING GET U.S. Core Portfolio — Series 13
ING GET U.S. Core Portfolio — Series 14
ING Variable Products Trust
ING International Value Portfolio
ING MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio

ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.*

* Please reference the Adoption Agreement, dated August 2, 2010, between BNY Mellon Investment Servicing (US) Inc. and ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.